NOTICE TO VACATE

SHERIFF'S DEPARTMENT

NOTICE TO VACATE

CASE NO. H0600000032244

TO: JUDGMENT DEBTOR, MEMBERS OF THE JUDGMENT DEBTOR'S HOUSEHOLD, AND ANY OCCUPANTS HOLDING UNDER THE JUDGMENT DEBTOR(S):

ADVANCED CUSTOM SENSORS INC
A CALIFORNIA CORPORATION
SENSOR SYSTEM SOLUTIONS INC A NEVADA CORPORATION

BY VIRTUE OF A WRIT OF POSSESSION, A COPY OF WHICH IS ATTACHED HERETO, YOU ARE HEREBY ORDERED TO VACATE THE PREMISES DESCRIBED THEREIN ON OR BEFORE WEDNESDAY, THE 13TH DAY OF SEPT , 2006, AT 5:00 PM.

MICHAEL S. CARONA, SHERIFF-CORONER
HARBOR DIVISION
4601 JAMBOREE BOULEVARD, ROOM 108
NEWPORT BEACH, CA 92660
949-476-4820

DATE MAILED 09-08-06

LOCATION NEWPORT BEACH, CALIFORNIA.

BY ______________________, DEPUTY